SUB-ITEM 77(I)
                       TERMS OF NEW OR AMENDED SECURITIES

The Fund's Prospectus and Statement of additional information contained in Parts A and B of Post-Effective amendment No. 117 to the Registrant's Registration Statement on Form N-1A are incorporated by reference as filed via EDGAR on September 27, 2003 (accession number 0001004402-02-000418).


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